UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

Zalatoris II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands
(State or other jurisdiction of incorporation)

001-40686	N/A
(Commission File Number)	(IRS Employer Identification No.)

55 West 46th Street, 30th Floor

New York, New York 10036

Registrant’s telephone number, including area code (917) 675-3106

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ZLSWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ZLS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ZLSWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on July 29, 2023, J. Streicher Holdings, LLC (the “Sponsor”) issued a non-interest-bearing promissory note (the “Promissory Note”) to Zalatoris II Acquisition Corp. (the “Company”), pursuant to which the Sponsor made certain loans and advances to the Company for working capital purposes up to $1,500,000.

On January 8, 2024, the Company and the Sponsor entered into an amended and restated promissory note (the “Amended and Restated Promissory Note” and collectively, the “Working Capital Notes”) in order to increase the aggregate principal amount of borrowings by the Company to an aggregate principal amount of up to $5,000,000. Following the closing of the Company’s initial business combination, the Company may elect to convert all or any portion of the unpaid principal balance of the Amended and Restated Promissory Note into that number of warrants equal to: (x) the portion of the unpaid principal amount being converted, divided by (y) the conversion price of One Dollar and Fifty Cents ($1.50) per warrant, rounded up to the nearest whole number of warrants. The warrants will be identical to the private placement warrants sold in connection with the Company’s initial public offering, including as to exercise price, exercisability, and exercise period.

The foregoing description is qualified in its entirety by reference to the Working Capital Notes, copies of which are attached as Exhibit 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
10.1	Promissory Note, dated July 29, 2023, between the Company and the Sponsor.
10.2	Amended and Restated Promissory Note, dated January 8, 2024, between the Company and the Sponsor.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALATORIS II ACQUISITION CORP.

Date: January 10, 2024	By:	/s/ Paul Davis
	Name:	Paul Davis
	Title:	Chief Executive Officer

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